                                AGENCY AGREEMENT
                           FOR SALES OF COMMON STOCK
                                       OF
                            ENRON OIL & GAS COMPANY

                                                              September __, 1996
Enron Oil & Gas Company
1400 Smith Street
Houston, Texas  77002

Enron Corp.
1400 Smith Street
Houston, Texas  77002

Ladies and Gentlemen:

         The undersigned (the "Agent") understands that Enron Corp., a Delaware corporation (the "Selling Stockholder"), may from time to time offer and sell shares of common stock, $.01 par value per share (the "Common Stock"), of Enron Oil & Gas Company, a Delaware corporation (the "Company"), the sale of which has been registered on registration statements on Form S-3 (file nos. 33-42620 and 333-09919). Such registration statements, including financial statements, exhibits and Incorporated Documents (as hereinafter defined), are hereinafter referred to as the "Registration Statement," and the prospectus or prospectuses included in the Registration Statement or deemed, pursuant to Rule 429 under the Securities Act of 1933, as amended (the "Securities Act"), to relate to the Registration Statement, as supplemented or amended from time to time, including by a prospectus supplement filed pursuant to Rule 424 under the Securities Act, is or are hereinafter referred to as the "Prospectus." Any reference herein to the Registration Statement or Prospectus shall be deemed to include all documents incorporated, or deemed to be incorporated, therein by reference pursuant to the requirements of Item 12 of Form S-3 under the Securities Act (the "Incorporated Documents") and shall include, without limitation, any electronically transmitted copies thereof filed with the Securities and Exchange Commission (the "Commission") pursuant to EDGAR. The shares of Common Stock whose sale has been registered under the Registration Statement are herein referred to as the "Shares." Subject to the terms and conditions set forth herein and upon the request of the Selling Stockholder, the Agent agrees to provide certain brokerage services to the Selling Stockholder in connection with such offers and sales Common Stock.

1.       Appointment.     Subject to the terms and conditions of this
agreement, the Selling Stockholder hereby appoints and authorizes the Agent to act as agent and broker for the Selling Stockholder for the purpose of placing orders and executing trades with respect to the Shares or any portion thereof for the Selling Stockholder. Upon the request of the Selling Stockholder, the Agent agrees to use its reasonable efforts to place orders or solicit offers to purchase the Shares or such portion thereof as the Selling Stockholder shall request in accordance with the plan of distribution described from time to time in the Prospectus forming a part of the Registration Statement. The Selling Stockholder shall have the sole right to accept or reject any offers to purchase Shares. The Agent, in its discretion reasonably exercised without advising the Company or the Selling Stockholder, may reject any offer received by it to purchase Shares, in whole or in part, and any such rejection shall not be deemed a breach of this agreement. In connection with the placing of orders, solicitation of offers to purchase or execution of trades of the Shares or any portion thereof, the Agent is not authorized to provide any person with any information relating to the Company or the Selling Stockholder other than the Prospectus and the documents incorporated therein by reference.

         The Selling Stockholder may at any time advise the Agent to suspend solicitations of offers to purchase Shares hereunder and will advise the Agent to suspend solicitations of offers to purchase Shares hereunder (i) if there is initiated or threatened by the Commission any proceeding for the issuance of any order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any prospectus and prospectus supplement or suspending of qualification of the Shares for offering or sale in any jurisdiction, or (ii) during the period in which copies of the Prospectus and the prospectus supplement are required by law to be delivered, any event occurs as a result of which the prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Solicitations of offers to purchase Shares hereunder shall not resume until the Registration Statement or the prospectus, as the case may be, has been amended or supplemented and the Company and the Selling Stockholder have advised the Agent that such solicitation may be resumed.

2. Payment and Delivery. All sales shall be settled within three business days from the trade date; the date of receipt of immediately available funds in U.S. currency by the Selling Stockholder in payment for the Shares will constitute "Settlement." Concurrently with Settlement of any sales of Shares through the Agent, the Selling Stockholder agrees to pay to the Agent a brokerage commission in accordance with the schedule mutually agreed between the Agent and the Selling Stockholder. Upon the Settlement of any sale of any of the Shares pursuant to this agreement, the Agent shall make the proceeds from such sale, net of any brokerage commissions due to the Agent, available to the Selling Stockholder (in immediately available funds) by certified or official bank check or checks payable to the order of the Selling Stockholder or by transfer of such amounts to an account designated in writing by the Selling Stockholder. All transactions for the account of the Selling Stockholder shall be subject to the regulations of all applicable federal, state and self-regulatory agencies, including the constitution, rules and customs of the exchange or market (and its clearing house, if any) where executed. In the event of the sale of any of the Shares not in the Agent's possession at the time of the contract for sale, the Selling Stockholder will deliver to the Agent the number of the Shares that are the subject of such contract for sale one business day prior to the settlement date for such sale. For purposes of this agreement, the term "business day" shall mean any day which is not a Saturday or Sunday or which is not a day on which The New York Stock Exchange, Inc. is closed for trading.

3. Representations and Warranties. The Company and the Selling Stockholder jointly and severally represent and warrant to the Agent as follows:

                 (a) The Company has filed with the Commission, pursuant to the Securities Act and the rules and regulations adopted by the Commission thereunder (the "Rules"), the Registration Statement on Form S-3, including a prospectus, relating to the Shares and such Registration Statement has or will become effective prior to the time any sales efforts are initiated hereunder.


                 (b) The Registration Statement, at the time it became effective, and the Prospectus contained therein on such date, complied, and on the date of this agreement and the date of any Settlement and when any post-effective amendment to the Registration Statement becomes effective or any supplement to such prospectus is filed with the Commission, the Registration Statement, the Prospectus and any such amendment or supplement, respectively, will comply, in all material respects with the requirements of the Securities Act and the Rules; the Incorporated Documents complied when they became effective or were filed with the Commission, as the case may be, in all material respects with the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations adopted by the Commission thereunder; and the Registration Statement and any amendment or supplement thereto, at the time it became effective and the Prospectus on the date the Registration Statement first became effective, and any amendments or supplement thereto, at the time it was first filed with the Commission pursuant to Rule 424 under the Securities Act, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company has or will prior to any sales of the Shares pursuant to this agreement, file the Prospectus and any amendment or supplement thereto with The New York Stock Exchange, Inc. in accordance with Rule 153 of the Rules.

                 (c) The Selling Stockholder has and on the date of each Settlement of a sale will have good, valid and unencumbered title to the Shares to be sold by the Selling Stockholder and has full right, power and authority to enter into this agreement and to sell, assign, transfer and deliver the Shares to be sold by the Selling Stockholder; and upon delivery of and payment for the Shares sold, the purchasers will acquire good, valid and unencumbered title to the Shares sold by the Selling Stockholder.

                 (d) This agreement and the transactions contemplated hereunder have been duly authorized by all necessary corporate action on the part of the Company and the Selling Stockholder, and the consummation of the transactions contemplated hereunder will not conflict with or constitute a breach of, or a default under, any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which such company is a party or by which it may be bound or to which any of the properties or assets of either of them is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or Bylaws of such company or any statute, administrative regulation or administrative or court order or decree applicable to such company.

         4.      Indemnification.

                 (a) The Company and the Selling Stockholder, jointly and severally, will indemnify and hold harmless the Agent against any losses, claims, damages or liabilities, joint or several, to which the Agent may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Agent for any legal or other expense reasonably incurred by such Agent in connection with investigating or defending any such action or claim as such expenses are incurred.

                 (b) Promptly after receipt by an indemnified party under subsection (a) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (which shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party. Further, an indemnifying party shall not be liable for any settlement of any action or claim effected without its consent, which consent shall not be unreasonably withheld.

                 (c) If the indemnification provided for in this Section 4 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholder on the one hand and the Agent on the other from the offering and sale of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (b) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Stockholder on the one hand and the Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholder on the one hand and the Agent on the other shall be deemed to be in the same proportion as the total net proceeds from the offering and sale of the Shares purchased under this agreement (before deducting expenses) received by the Selling Stockholder bear to the total brokerage and commissions received by the Agent with respect to sale of the Shares. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Stockholder on the one hand or the Agent on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Stockholder and the Agent agree that it would not be just and equitable if contributions pursuant to this subsection (c) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (c). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (c) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (c), the Agent shall not be required to contribute any amount in excess of the amount by which the total commissions received by it under this agreement exceeds the amount of any damages which the Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                 (d) The obligations of the Company and the Selling Stockholder under this Section 4 shall be in addition to any liability which the Company and the Selling Stockholder may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Agent within the meaning of the Securities Act.

         5. Termination. This agreement may be terminated by the Selling Stockholder or the Agent at any time by notifying the other parties hereto but such termination shall not effect any commission then owed to the Agent.

         6. Status of Agent. In acting pursuant to this agreement, the Agent is acting solely as agent for the Selling Stockholder and not as principal. The Agent will make reasonable efforts to assist the Selling Stockholder in obtaining performance by each purchaser whose offer to purchase Shares from the Selling Stockholder has been accepted by the Selling Stockholder, but the Agent shall have no liability to the Selling Stockholder in the event any such purchase is not consummated for any reason. If the Selling Stockholder shall default in its obligations to deliver Shares to a purchaser which transaction has been authorized or accepted by the Selling Stockholder, the Selling Stockholder shall (i) hold the Agent harmless against any loss, claim or damage arising from or as a result of such default by the Selling Stockholder and (ii), in particular, pay to the Agent any commission to which it would be entitled in connection with such sale.

         7. Miscellaneous. The reimbursement and indemnification agreements contained in Sections 4 hereof and the representations, warranties, covenants and agreements of the Company and the Selling Stockholder in this agreement shall remain in full force and effect regardless of (a) any termination of this agreement, (b) any investigation (or any statement as to the results thereof) made by or on behalf of the Agent or any of its officers, directors or controlling persons and (c) delivery of and payment for Shares sold under this agreement.

         This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         All statements, requests, notices, communications and agreements hereunder shall be in writing, and if to the Agent shall be delivered or sent by mail, telex or facsimile transmission to the Agent in care of S.B.C. Warburg, Inc. at 141 W. Jackson Blvd., Chicago, Illinois 60604,
Attention: Russell Hackman, Facsimile No. 312-554-6271; if the Company shall be delivered or sent by mail, telex, or facsimile transmission to it at 1400 Smith Street, Houston, Texas 77002, Attention: Walter Wilson, Senior Vice President and Chief Financial Officer, Facsimile No. (713) 646-2113; and if to the Selling Stockholder shall be delivered or sent by mail, telex or facsimile transmission to it at 1400 Smith Street, Houston, Texas 77002, Attention: Kurt Huneke, Vice President, Finance and Treasurer, Facsimile No. (713) 646-4831. Any such statements, requests, notices, communications or agreements shall take effect upon receipt thereof.

         Please confirm your agreement by having an authorized officer sign a copy of this agreement in the space set forth below and returning the signed copy to us.

                                            Very truly yours,

                                            S.B.C. WARBURG, INC.


Accepted:

ENRON OIL & GAS COMPANY

ENRON CORP.

                                AGENCY AGREEMENT
                           FOR SALES OF COMMON STOCK
                                       OF
                            ENRON OIL & GAS COMPANY

                                                              September __, 1996
Enron Oil & Gas Company
1400 Smith Street
Houston, Texas  77002

Enron Corp.
1400 Smith Street
Houston, Texas  77002

Ladies and Gentlemen:

         The undersigned (the "Agent") understands that Enron Corp., a Delaware corporation (the "Selling Stockholder"), may from time to time offer and sell shares of common stock, $.01 par value per share (the "Common Stock"), of Enron Oil & Gas Company, a Delaware corporation (the "Company"), the sale of which has been registered on registration statements on Form S-3 (file nos. 33-42620 and 333-09919). Such registration statements, including financial statements, exhibits and Incorporated Documents (as hereinafter defined), are hereinafter referred to as the "Registration Statement," and the prospectus or prospectuses included in the Registration Statement or deemed, pursuant to Rule 429 under the Securities Act of 1933, as amended (the "Securities Act"), to relate to the Registration Statement, as supplemented or amended from time to time, including by a prospectus supplement filed pursuant to Rule 424 under the Securities Act, is or are hereinafter referred to as the "Prospectus." Any reference herein to the Registration Statement or Prospectus shall be deemed to include all documents incorporated, or deemed to be incorporated, therein by reference pursuant to the requirements of Item 12 of Form S-3 under the Securities Act (the "Incorporated Documents") and shall include, without limitation, any electronically transmitted copies thereof filed with the Securities and Exchange Commission (the "Commission") pursuant to EDGAR. The shares of Common Stock whose sale has been registered under the Registration Statement are herein referred to as the "Shares." Subject to the terms and conditions set forth herein and upon the request of the Selling Stockholder, the Agent agrees to provide certain brokerage services to the Selling Stockholder in connection with such offers and sales Common Stock.

1.       Appointment.     Subject to the terms and conditions of this
agreement, the Selling Stockholder hereby appoints and authorizes the Agent to act as agent and broker for the Selling Stockholder for the purpose of placing orders and executing trades with respect to the Shares or any portion thereof for the Selling Stockholder. Upon the request of the Selling Stockholder, the Agent agrees to use its reasonable efforts to place orders or solicit offers to purchase the Shares or such portion thereof as the Selling Stockholder shall request in accordance with the plan of distribution described from time to time in the Prospectus forming a part of the Registration Statement. The Selling Stockholder shall have the sole right to accept or reject any offers to purchase Shares. The Agent, in its discretion reasonably exercised without advising the Company or the Selling Stockholder, may reject any offer received by it to purchase Shares, in whole or in part, and any such rejection shall not be deemed a breach of this agreement. In connection with the placing of orders, solicitation of offers to purchase or execution of trades of the Shares or any portion thereof, the Agent is not authorized to provide any person with any information relating to the Company or the Selling Stockholder other than the Prospectus and the documents incorporated therein by reference.

         The Selling Stockholder may at any time advise the Agent to suspend solicitations of offers to purchase Shares hereunder and will advise the Agent to suspend solicitations of offers to purchase Shares hereunder (i) if there is initiated or threatened by the Commission any proceeding for the issuance of any order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any prospectus and prospectus supplement or suspending of qualification of the Shares for offering or sale in any jurisdiction, or (ii) during the period in which copies of the Prospectus and the prospectus supplement are required by law to be delivered, any event occurs as a result of which the prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Solicitations of offers to purchase Shares hereunder shall not resume until the Registration Statement or the prospectus, as the case may be, has been amended or supplemented and the Company and the Selling Stockholder have advised the Agent that such solicitation may be resumed.

2. Payment and Delivery. All sales shall be settled within three business days from the trade date; the date of receipt of immediately available funds in U.S. currency by the Selling Stockholder in payment for the Shares will constitute "Settlement." Concurrently with Settlement of any sales of Shares through the Agent, the Selling Stockholder agrees to pay to the Agent a brokerage commission in accordance with the schedule mutually agreed between the Agent and the Selling Stockholder. Upon the Settlement of any sale of any of the Shares pursuant to this agreement, the Agent shall make the proceeds from such sale, net of any brokerage commissions due to the Agent, available to the Selling Stockholder (in immediately available funds) by certified or official bank check or checks payable to the order of the Selling Stockholder or by transfer of such amounts to an account designated in writing by the Selling Stockholder. All transactions for the account of the Selling Stockholder shall be subject to the regulations of all applicable federal, state and self-regulatory agencies, including the constitution, rules and customs of the exchange or market (and its clearing house, if any) where executed. In the event of the sale of any of the Shares not in the Agent's possession at the time of the contract for sale, the Selling Stockholder will deliver to the Agent the number of the Shares that are the subject of such contract for sale one business day prior to the settlement date for such sale. For purposes of this agreement, the term "business day" shall mean any day which is not a Saturday or Sunday or which is not a day on which The New York Stock Exchange, Inc. is closed for trading.

3. Representations and Warranties. The Company and the Selling Stockholder jointly and severally represent and warrant to the Agent as follows:

                 (a) The Company has filed with the Commission, pursuant to the Securities Act and the rules and regulations adopted by the Commission thereunder (the "Rules"), the Registration Statement on Form S-3, including a prospectus, relating to the Shares and such Registration Statement has or will become effective prior to the time any sales efforts are initiated hereunder.


                 (b) The Registration Statement, at the time it became effective, and the Prospectus contained therein on such date, complied, and on the date of this agreement and the date of any Settlement and when any post-effective amendment to the Registration Statement becomes effective or any supplement to such prospectus is filed with the Commission, the Registration Statement, the Prospectus and any such amendment or supplement, respectively, will comply, in all material respects with the requirements of the Securities Act and the Rules; the Incorporated Documents complied when they became effective or were filed with the Commission, as the case may be, in all material respects with the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations adopted by the Commission thereunder; and the Registration Statement and any amendment or supplement thereto, at the time it became effective and the Prospectus on the date the Registration Statement first became effective, and any amendments or supplement thereto, at the time it was first filed with the Commission pursuant to Rule 424 under the Securities Act, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company has or will prior to any sales of the Shares pursuant to this agreement, file the Prospectus and any amendment or supplement thereto with The New York Stock Exchange, Inc. in accordance with Rule 153 of the Rules.

                 (c) The Selling Stockholder has and on the date of each Settlement of a sale will have good, valid and unencumbered title to the Shares to be sold by the Selling Stockholder and has full right, power and authority to enter into this agreement and to sell, assign, transfer and deliver the Shares to be sold by the Selling Stockholder; and upon delivery of and payment for the Shares sold, the purchasers will acquire good, valid and unencumbered title to the Shares sold by the Selling Stockholder.

                 (d) This agreement and the transactions contemplated hereunder have been duly authorized by all necessary corporate action on the part of the Company and the Selling Stockholder, and the consummation of the transactions contemplated hereunder will not conflict with or constitute a breach of, or a default under, any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which such company is a party or by which it may be bound or to which any of the properties or assets of either of them is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or Bylaws of such company or any statute, administrative regulation or administrative or court order or decree applicable to such company.

         4.      Indemnification.

                 (a) The Company and the Selling Stockholder, jointly and severally, will indemnify and hold harmless the Agent against any losses, claims, damages or liabilities, joint or several, to which the Agent may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Agent for any legal or other expense reasonably incurred by such Agent in connection with investigating or defending any such action or claim as such expenses are incurred.

                 (b) Promptly after receipt by an indemnified party under subsection (a) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (which shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party. Further, an indemnifying party shall not be liable for any settlement of any action or claim effected without its consent, which consent shall not be unreasonably withheld.

                 (c) If the indemnification provided for in this Section 4 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholder on the one hand and the Agent on the other from the offering and sale of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (b) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Stockholder on the one hand and the Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholder on the one hand and the Agent on the other shall be deemed to be in the same proportion as the total net proceeds from the offering and sale of the Shares purchased under this agreement (before deducting expenses) received by the Selling Stockholder bear to the total brokerage and commissions received by the Agent with respect to sale of the Shares. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Stockholder on the one hand or the Agent on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Stockholder and the Agent agree that it would not be just and equitable if contributions pursuant to this subsection (c) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (c). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (c) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (c), the Agent shall not be required to contribute any amount in excess of the amount by which the total commissions received by it under this agreement exceeds the amount of any damages which the Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                 (d) The obligations of the Company and the Selling Stockholder under this Section 4 shall be in addition to any liability which the Company and the Selling Stockholder may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Agent within the meaning of the Securities Act.

         5. Termination. This agreement may be terminated by the Selling Stockholder or the Agent at any time by notifying the other parties hereto but such termination shall not effect any commission then owed to the Agent.

         6. Status of Agent. In acting pursuant to this agreement, the Agent is acting solely as agent for the Selling Stockholder and not as principal. The Agent will make reasonable efforts to assist the Selling Stockholder in obtaining performance by each purchaser whose offer to purchase Shares from the Selling Stockholder has been accepted by the Selling Stockholder, but the Agent shall have no liability to the Selling Stockholder in the event any such purchase is not consummated for any reason. If the Selling Stockholder shall default in its obligations to deliver Shares to a purchaser which transaction has been authorized or accepted by the Selling Stockholder, the Selling Stockholder shall (i) hold the Agent harmless against any loss, claim or damage arising from or as a result of such default by the Selling Stockholder and (ii), in particular, pay to the Agent any commission to which it would be entitled in connection with such sale.

         7. Miscellaneous. The reimbursement and indemnification agreements contained in Sections 4 hereof and the representations, warranties, covenants and agreements of the Company and the Selling Stockholder in this agreement shall remain in full force and effect regardless of (a) any termination of this agreement, (b) any investigation (or any statement as to the results thereof) made by or on behalf of the Agent or any of its officers, directors or controlling persons and (c) delivery of and payment for Shares sold under this agreement.

         This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         All statements, requests, notices, communications and agreements hereunder shall be in writing, and if to the Agent shall be delivered or sent by mail, telex or facsimile transmission to the Agent in care of Jefferies & Company, Inc. at 909 Fannin, Suite 3100, Houston, Texas 77010,
Attention: David Frischkorn, Facsimile No. 713-650-8730; if the Company shall be delivered or sent by mail, telex, or facsimile transmission to it at 1400 Smith Street, Houston, Texas 77002, Attention: Walter Wilson, Senior Vice President and Chief Financial Officer, Facsimile No. (713) 646-2113; and if to the Selling Stockholder shall be delivered or sent by mail, telex or facsimile transmission to it at 1400 Smith Street, Houston, Texas 77002, Attention: Kurt Huneke, Vice President, Finance and Treasurer, Facsimile No. (713) 646-4831. Any such statements, requests, notices, communications or agreements shall take effect upon receipt thereof.

         Please confirm your agreement by having an authorized officer sign a copy of this agreement in the space set forth below and returning the signed copy to us.

                                            Very truly yours,

                                            JEFFERIES & COMPANY, INC.


Accepted:

ENRON OIL & GAS COMPANY

ENRON CORP.




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